SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): DECEMBER 3, 2002
                                                  -----------------


                          COLUMBUS MCKINNON CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)



             0-27618                                 16-0547600
     ------------------------             ---------------------------------
     (Commission File Number)             (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                 14228-1197
-------------------------------------------------                 ----------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number including area code: (716) 689-5400
                                                   --------------


--------------------------------------------------------------
 (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

         On November 27, 2002, the registrant announced the refinancing of its existing senior secured credit facility with a new senior secured credit facility and senior second secured term loan. A copy of new agreements and the press release issued in connection with such action are attached hereto as
Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 99, respectively.
..

Item 7.  EXHIBITS


EXHIBIT NUMBER      DESCRIPTION

10.1 Amended and Restated Credit Agreement, dated as of November 21, 2002, among Columbus McKinnon Corporation, as Borrower, Larco Industrial Services Ltd., Columbus McKinnon Limited, the Guarantors named herein, the lenders from time to time party thereto, Fleet Capital Corporation, as Administrative Agent, Fleet National Bank, as Issuing Lender, and Fleet Securities, Inc. as Arranger.

10.2 Financing Agreement, dated as of November 21, 2002, by and among Columbus McKinnon Corporation, as Borrower, the Guarantors, the financial institutions from time to time party hereto, as Lenders, and Regiment Capital III, L.P., as Agent.

10.3 Financing Agreement, dated as of November 21, 2002, by and among Columbus McKinnon Limited, Larco Industrial Services Ltd., as Borrowers, the financial institutions from time to time party hereto, as Lenders, and Regiment Capital III, L.P., as Agent.


99                  Press Release dated November 27, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       COLUMBUS MCKINNON CORPORATION
                                       -----------------------------


                                       By:    /S/ ROBERT L. MONTGOMERY, JR.
                                             ------------------------------
                                       Name:  Robert L. Montgomery, Jr.
                                       Title: Executive Vice President


Dated:  DECEMBER 3, 2002

                                 EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION
--------------            -----------

     10.1                 Fleet Amended and Restated Credit Agreement

     10.2                 Regiment Financing Agreement with Domestic Borrowers

     10.3                 Regiment Financing Agreement with Canadian Borrowers

     99                   Press Release dated November 27, 2002